LEGG MASON INCOME TRUST, INC.

LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
LEGG MASON HIGH YIELD PORTFOLIO
LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO


PRIMARY CLASS PROSPECTUS MAY 1, 2003


LOGO

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS

ABOUT THE FUNDS:

    1     Investment objectives and policies
    4     Principal risks
    7     Performance
   11     Fees and expenses of the funds
   13     Management

ABOUT YOUR INVESTMENT:

   15     How to invest
   17     How to sell your shares
   19     Account policies
   21     Services for investors
   22     Distributions and taxes
   23     Financial highlights

[ICON] INVESTMENT OBJECTIVES AND POLICIES

Legg Mason Income Trust, Inc. ("Income Trust") offers four series: Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade"), Legg Mason High Yield Portfolio ("High Yield") and Legg Mason U.S. Government Money Market Portfolio ("Government Money Market").

Western Asset Management Company ("Western Asset" or "Adviser") is the funds' investment adviser. Western Asset's approach in managing these four funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. Each fund is managed in accordance with the investment objective and policies described below.

U. S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

INVESTMENT OBJECTIVE: high current income consistent with prudent investment risk and liquidity needs.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests, under normal circumstances, at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities are included in the 80% limitation.

The balance of the fund, up to 20% of its net assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities judged by the Adviser to be of comparable quality to a rated security.

Although it can invest in securities of any maturity, the fund expects to maintain a dollar-weighted average maturity of between three and ten years.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type coupon and maturity) security at an agreed upon future time. When engaging in such transactions, the fund will "cover" the future obligations by segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

INVESTMENT GRADE INCOME PORTFOLIO

INVESTMENT OBJECTIVE: high level of current income through investment in a diversified portfolio of debt securities.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in fixed-income securities that the Adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 80% of its net assets in the following types of investment grade fixed-income securities:

     - debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or unrated securities judged by the Adviser to be of comparable quality;

     - securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

     - commercial paper and other money market instruments that are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment or, if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities with the ratings noted above; bank certificates of deposit; and bankers' acceptances; and

     - preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 20% of its net assets, may be invested in:

     - debt securities of issuers that are rated at the time of purchase below Moody's and S&P's four highest grades, commonly known as "junk bonds," but rated B or better by Moody's or S&P or, if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and

     - securities that may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

The fund may invest in U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations, and fixed-income securities of non-governmental domestic or foreign issuers consistent with the credit quality guidelines described above. Securities purchased by the fund may be privately placed.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type coupon and maturity) security at an agreed upon future time. When engaging in such transactions, the fund will "cover" the future obligations by segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVES: high current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests, under normal circumstances, at least 80% of its net assets in high yield, fixed-income securities, including those commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic debt securities of corporations and other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. The fund can invest in securities of any maturity and may change its average maturity based on the adviser's outlook for the market.

The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The remaining assets may also be invested in fixed-income securities rated BBB or above by S&P or Baa or above by Moody's, securities comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality to a rated security.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A. The fund may not invest more than 15% of its net assets in illiquid securities.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

U. S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: high current income consistent with liquidity and conservation of principal.

PRINCIPAL INVESTMENT STRATEGIES:

The fund is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the fund adheres to the following practices:

- it invests only in U.S. Government obligations, repurchase agreements secured by such instruments, and securities issued or guaranteed by multi-national development banks of which the U.S. is a member, such as the World Bank.

- it invests, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such securities.

- it buys money market securities maturing in 397 days or less. (It can also buy certain variable and floating rate securities the Adviser believes will act as though they have maturities of 397 days or less.)

- it maintains a dollar-weighted average portfolio maturity of 90 days or less.

- it buys only high-quality money market securities that the Adviser determines to present minimal credit risk.

                                     * * * *

Each fund's investment objective is non-fundamental and may be changed by Income Trust's Board of Directors without shareholder approval.

[ICON] PRINCIPAL RISKS

IN GENERAL:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Government Money Market seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so. Unless otherwise stated, the following risks apply to each of the funds:

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by NRSROs to be speculative and may involve major risk of exposure to adverse conditions.

High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Therefore, High Yield is subject to credit risk to a greater extent than the other funds.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least some risk of default on these securities.

CALL RISK:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

SPECIAL RISKS OF HIGH YIELD SECURITIES:

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher-rated securities. These securities may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of High Yield. Investment Grade can invest in these securities to a limited extent.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on a fund's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

LEVERAGING RISK:

The fund's use of reverse repurchase agreements and dollar rolls has a leveraging effect on the fund, because the fund will be subject both to fluctuations in the value of the security it is committed to purchase in the future and fluctuations in the value of the security purchased with proceeds from the current sale. To limit the amount of such leverage, the fund will segregate liquid assets at least equal in value to the fund's obligations under such transactions.

DERIVATIVES RISK:

A fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Although the Adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a fund. A fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a fund.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

OTHER PRINCIPAL RISKS:

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in currency exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. These risks are heightened when investing in emerging market securities.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments.

Investment in securities denominated in foreign currencies may involve currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The investment strategies employed by the funds (except Government Money Market) often involve high turnover rates. This results in higher trading costs and could cause higher levels of realized capital gains.

[ICON] PERFORMANCE

The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day (or 7-day with respect to a money market fund) period, expressed as an annualized rate of return. For a fund's current yield, call Funds Investor Services, toll-free 1-800-822-5544.

GOVERNMENT INTERMEDIATE - PRIMARY CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

1993          1994        1995        1996        1997       1998        1999        2000        2001       2002
------------  ----------  ----------  ----------  ---------  ----------  ----------  ----------  ---------  ----------
6.64%         (1.93)%     13.88%      4.47%       6.97%      6.56%       (0.48)%     9.95%       5.83%      7.79%

                       DURING THE PAST TEN CALENDAR YEARS:

                        QUARTER ENDED        TOTAL RETURN
                       ---------------      --------------
Best quarter:            June 30, 1995           4.76%

Worst quarter:          March 31, 1994          (1.46)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

GOVERNMENT INTERMEDIATE                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------     ----------  -----------  -----------
Return Before Taxes                               7.79%       5.87%        5.88%

Return After Taxes on Distributions               6.19%       3.75%        3.53%

Return after Taxes on Distributions
and Sale of Fund Shares                           4.75%       3.63%        3.51%

Lehman Brothers Intermediate
Government Index (reflects no
deduction for fees, expenses or taxes) (a)        9.64%       7.44%        6.91%

Lehman Intermediate Government/Credit
Bond Index (reflects no deduction for
fees, expenses or taxes) (b)                     11.04%       7.62%        7.61%

     (a) The Lehman Brothers Intermediate Government Index is a total return index consisting of investment grade corporate debt issues as well as U.S. government securities. The debt issues all maintain maturities within a range of 1 to 10 years.

     (b) The Lehman Intermediate Government/Credit Bond Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of fixed rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and corporations whose debt is guaranteed by the U.S. Government and have at least $100 million par amount outstanding and at least one year to maturity.

The fund changed its comparative index from the Lehman Intermediate Government/Credit Bond Index to the Lehman Brothers Intermediate Government Index because the Lehman Brothers Intermediate Government Index is more representative of the types of securities in which the fund invests.

INVESTMENT GRADE - PRIMARY CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

1993          1994        1995        1996        1997       1998        1999        2000       2001        2002
------------  ----------  ----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------
11.22%        (4.82)%     20.14%      4.31%       10.31%     6.99%       (0.91)%     9.15%      7.52%       8.82%

                       DURING THE PAST TEN CALENDAR YEARS:

                        QUARTER ENDED        TOTAL RETURN
                       ---------------      --------------
Best quarter:            June 30, 1995           6.26%

Worst quarter:          March 31, 1994          (2.91)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

INVESTMENT GRADE                     1 YEAR      5 YEARS     10 YEARS
---------------------------------  ----------  -----------  -----------
Return Before Taxes                   8.82%        6.25%       7.08%

Return After Taxes on
Distributions                         6.61%        3.65%       4.19%

Return After Taxes on
Distributions and Sale of
Fund Shares                           5.34%        3.69%       4.21%

Lehman Brothers Credit Bond
Index (reflects no deduction
for fees expenses or taxes) (a)      10.14%        7.50%       7.61%

Lehman Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes) (b)         10.25%        7.55%       7.51%

     (a) The Lehman Brothers Credit Bond Index includes all publicly issued, fixed rate, non-convertible, investment grade, and domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies.

     (b) The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of certain fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to maturity.

The fund changed its comparative index from the Lehman Aggregate Bond Index to the Lehman Brothers Credit Bond Index because the Lehman Brothers Credit Bond Index is more representative of the types of securities in which the fund invests.

HIGH YIELD - PRIMARY CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

1995            1996           1997           1998            1999          2000            2001          2002
--------------  -------------  -------------  --------------  ------------  --------------  ------------  ------------
18.01%          14.91%         15.86%         (1.79)%         8.82%         (16.43)%        (0.13)%       (5.28)%

                      DURING THE PAST EIGHT CALENDAR YEARS:

                        QUARTER ENDED        TOTAL RETURN
                      -----------------     --------------
Best quarter:            March 31, 1999         11.34%

Worst quarter:        December 31, 2000        (10.40)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

HIGH YIELD (d)                      1 YEAR        5 YEARS      LIFE OF CLASS
--------------------------------  ----------    -----------   ---------------
Return Before Taxes                 (5.28)%       (3.31)%        2.89%(a)

Return After Taxes on
Distributions                       (8.60)%       (6.98)%       (0.81)%(a)

Return After Taxes on
Distributions and Sale of Fund
Shares                              (3.24)%       (3.90)%        0.80%(a)

Lehman High Yield Index
(reflects no deduction for fees,
expenses or taxes) (c)              (1.41)%        0.38%         5.86%(b)

(a) February 1, 1994 (commencement of operations) to December 31, 2002.

(b) January 31, 1994 to December 31, 2002.

(c) The Lehman High Yield Index is a market value-weighted index that tracks the daily price, coupon and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the Securities and Exchange Commission.

(d) Legg Mason Fund Adviser, Inc., the fund's manager, has determined that the prices for several bonds in the fund's portfolio were incorrect during the period January 3, 1995 through December 11, 1998. Had correct prices for these bonds been used during this period, average annual total return (before taxes) for the five (5) years ended December 31, 2002 would have been (2.86)%.

                                      *****

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").


GOVERNMENT MONEY MARKET

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

1993          1994        1995        1996       1997        1998        1999       2000        2001        2002
------------  ----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ----------
2.80%         3.67%       5.29%       4.81%      4.86%       4.83%       4.44%      5.66%       3.57%       1.13%

                       DURING THE PAST TEN CALENDAR YEARS:

                          QUARTER ENDED       TOTAL RETURN
                        -----------------    --------------
Best quarter:           December 31, 2000         1.47%

Worst quarter:          December 31, 2002         0.22%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

                                 1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND (a)
                               ----------   ---------   ----------   ------------------
Government Money Market           1.13%       3.91%        4.10%           4.72%

     (a)  January 31, 1989 (commencement of operations) to December 31, 2002.

[ICON] FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                              GOVERNMENT                                        GOVERNMENT MONEY
                             INTERMEDIATE    INVESTMENT GRADE     HIGH YIELD         MARKET
                             ------------    ----------------     ----------    ----------------
Management Fees                 0.55%(a)          0.60%(a)          0.65%            0.50%

Distribution and/or
Service (12b-1) Fees            0.50%             0.50%             0.50%            0.10%(b)

Other Expenses                  0.14%             0.18%             0.21%            0.12%

Total Annual Fund
Operating Expenses              1.19%(a)          1.28%(a)          1.36%            0.72%

(a) Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Primary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.00% of average daily net assets attributable to Primary Class shares of Government Intermediate and Investment Grade. Each waiver will remain in effect until the earlier of April 30, 2004 or when a fund's net assets reach $500 million. These waivers can be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 2002, were 0.36% and 1.00% for Government Intermediate and 0.32% and 1.00% for Investment Grade.

(b) The 12b-1 fee shown in the table reflects the amount to which Directors have currently limited payments under the fund's Distribution Plan. Pursuant to the Distribution Plan, the Directors may increase the 12b-1 fee to 0.20% of average daily net assets without shareholder approval.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                 1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                --------  ---------  ---------   ----------
Government Intermediate          $ 121      $ 378      $ 654      $ 1,443

Investment Grade                 $ 130      $ 406      $ 702      $ 1,545

High Yield                       $ 138      $ 431      $ 745      $ 1,635

Government Money Market          $  74      $ 230      $ 401      $   894

[ICON] MANAGEMENT

MANAGEMENT AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset, 117 East Colorado Boulevard, Pasadena, California 91105. As Adviser, Western Asset is responsible for the investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $ 97 billion as of December 31, 2002. An investment committee is responsible for the day-to-day management of each fund.

For its services during the fiscal year ended December 31, 2002, each fund paid LMFA the following percentage of its average daily net assets:

              GOVERNMENT INTERMEDIATE             0.36%

              INVESTMENT GRADE                    0.32%

              HIGH YIELD                          0.65%

              GOVERNMENT MONEY MARKET             0.50%

For its services during the fiscal year ended December 31, 2002, LMFA paid Western Asset a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows:

     GOVERNMENT INTERMEDIATE      0.20%, not to exceed the fee paid to LMFA
                                  (after any fee waivers)

     INVESTMENT GRADE             0.13%, or 40% of the fee received by LMFA

     HIGH YIELD                   0.50%, or 77% of the fee received by LMFA

     GOVERNMENT MONEY MARKET      0.15%, or 30% of the fee received by LMFA

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its Primary Class shares and for services provided to Primary Class shareholders.

Under each plan, Government Intermediate, Investment Grade and High Yield each may pay Legg Mason an annual distribution fee equal to 0.25% of the fund's average daily net assets attributable to Primary Class shares and an annual service fee equal to 0.25% of the fund's average daily net assets attributable to Primary Class shares. Government Money Market may pay Legg Mason an annual fee equal to 0.20% of its average daily net assets. Payments under Government Money Market's Plan are currently limited to 0.10% of average daily net assets. The 12b-1 fees are calculated daily and paid monthly.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and/or shareholder service fee that it receives from a fund for those sales.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[ICON] HOW TO INVEST

To open a regular, retirement or Coverdell education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the funds' distributor to sell shares of a fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100 ($500 for Government Money Market).

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS or other entity offering a fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans or automatic sweep arrangements) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. Contact your financial adviser or FIS with any questions regarding your investment options.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE ADDITIONAL SHARES OF THE FUNDS:

   IN PERSON              Give your financial adviser a check for $100 or more
                          ($500 or more for Government Money Market) payable
                          to Legg Mason Wood Walker, Incorporated.

   MAIL                   Mail your check, payable to Legg Mason Wood Walker,
                          Incorporated, for $100 or more ($500 or more for Government Money Market) to your financial adviser or to Legg Mason Funds Investor Services at P.O. Box
                          17023, Baltimore, MD 21297-0356.

   TELEPHONE OR WIRE      Call your financial adviser or FIS at 1-800-822-5544
                          to transfer available cash balances in your brokerage
                          account or to transfer money from your bank directly.
                          Wire transfers may be subject to a service charge by
                          your bank.

   INTERNET OR TELEFUND   FIS clients may purchase shares of a fund (except
                          Government Money Market) through Legg Mason's
                          Internet site at www.leggmasonfunds.com or through a
                          telephone account management service, TELEFund, at
                          1-877-6-LMFUNDS.

   AUTOMATIC INVESTMENTS  Arrangements may be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. You may also reinvest dividends from certain unit investment trusts or other Legg Mason funds in shares of a fund.

   FUTURE FIRST(R)        Contact a Legg Mason Financial Advisor or FIS to
   SYSTEMATIC             enroll in Legg Mason's Future First(R) Systematic
   INVESTMENT PLAN        Investment Plan. Under this plan, you may arrange for
                          automatic monthly investments in a fund of $50 or
                          more. The transfer agent will transfer funds monthly
                          from your Legg Mason account or from your
                          checking/savings account to purchase shares of the
                          desired fund.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

You will begin to earn dividends on shares of the funds as of the settlement date, which is normally the third business day after your order is placed with your financial adviser.

Government Intermediate, Investment Grade and High Yield offer two classes of shares: Primary Class shares and Institutional Class shares. Each class is subject to different expenses and a different sales charge structure. Institutional Class shares, which are offered through a separate prospectus only to certain investors, are not subject to a Rule 12b-1 fee.

FOR GOVERNMENT MONEY MARKET:

Purchase orders received in federal funds form, by either your Legg Mason Financial Advisor, FIS or other authorized entity offering the fund, on any day that the Exchange is open, will be processed as follows:

                                         SHARES WILL BE PURCHASED AT THE NET      SUCH SHARES WILL BEGIN TO EARN
IF THE PURCHASE ORDER IS RECEIVED        ASSET VALUE NEXT DETERMINED ON THE       DIVIDENDS ON THE
------------------------------------     -----------------------------------      ------------------------------
Before 12:00 noon, Eastern time          same day                                 same day

12:00 noon or after, but before 4:00
p.m., Eastern time                       same day                                 next business day

4:00 p.m. or after,  Eastern time        next business day                        next business day

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[ICON] HOW TO SELL YOUR SHARES

YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUNDS:

     TELEPHONE          Call your Legg Mason Financial Advisor or FIS at
                        1-800-822-5544 or other entity through which you hold
                        shares to request a redemption. Please have the
                        following information ready when you call: the name of
                        the fund, dollar amount (or number of shares) to be
                        redeemed and your shareholder account number.

                        Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser has your bank account information on file.

     INTERNET OR        FIS clients may request a redemption of fund shares
     TELEFUND           through Legg Mason's Internet site at
                        www.leggmasonfunds.com or through TELEFund at
                        1-877-6-LMFUNDS.

     MAIL               Send a letter to your financial adviser or to Legg Mason
                        Funds Investor Services at P.O. Box 17023, Baltimore, MD
                        21297-0356 requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers.

     CHECKWRITING       The fund offers a free checkwriting service. You may
     (GOVERNMENT        write checks to anyone in amounts of $500 or more. The
     MONEY              fund's transfer agent will redeem sufficient shares from
     MARKET ONLY)       your account to pay the checks. You will continue to
                        earn dividends on your shares until the check clears at
                        the transfer agent. Checkwriting cannot be used to close
                        your account or to set up electronic funds transfers.

     SECURITIES         Legg Mason has special redemption procedures for
     PURCHASES AT       investors who wish to purchase stocks, bonds or other
     LEGG MASON         securities at Legg Mason. Once you've placed an order
     (GOVERNMENT        for securities, and have not indicated any other payment
     MONEY              method, fund shares will be redeemed on the settlement
     MARKET ONLY)       date for the amount due. Fund shares may also be
                        redeemed to cover debit balances in your brokerage
                        account.

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or Internet order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.

Generally, proceeds from redemption orders from Government Money Market received before 11:00 a.m., Eastern time will be sent that same day.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid by a fund may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[ICON] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:

Net asset value per Primary Class share is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

FOR GOVERNMENT MONEY MARKET:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, on every day the Exchange is open. Like most other money market funds, the fund normally values its investments using the amortized cost method.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The funds will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Each fund reserves the right to:

- refuse any client, reject any order for shares, or suspend the offering of shares for a period of time;

-    change its minimum investment amounts; and

- delay sending out redemption proceeds for up to seven days if the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[ICON] SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the funds for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive a confirmation from Legg Mason after each transaction involving Primary Class shares of Government Intermediate, Investment Grade and High Yield (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal
Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:

Primary Class shares of the funds may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TELEFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Each fund reserves the right to:

     - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

     - terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[ICON] DISTRIBUTIONS AND TAXES

Government Intermediate, Investment Grade and Government Money Market declare any dividends from their net investment income daily and pay them monthly. High Yield declares and pays any such dividends monthly.

Government Intermediate, Investment Grade and High Yield declare and pay dividends from the excess of net short-term capital gain over net long term capital loss and distribute substantially all of their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions, annually in December. A second distribution may be necessary in some years to avoid imposition of federal excise tax. There is no assurance that a fund will realize any capital gain in a given year.

Government Money Market does not expect to realize any capital gain or loss; however, if the fund realizes any capital gains, it will pay them at least once every twelve months.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, in the case of High Yield, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. Dividends paid by Government Money Market generally will not be subject to state and local income taxes.

The sale or exchange of fund shares (other than Government Money Market shares) may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A fund's dividend and interest income on, and gains it realizes from disposition of foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next distribution is to be paid. You may also request that your dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund or Royce Total Return Fund, provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also is required to withhold the same percentage of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[ICON] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-800-822-5544.

                                                                INVESTMENT OPERATIONS
                                               -------------------------------------------------------
                                                                            NET REALIZED
                                                                           AND UNREALIZED
                                               NET ASSET      NET          GAIN/(LOSS) ON     TOTAL
                                                 VALUE,    INVESTMENT       INVESTMENTS,      FROM
                                               BEGINNING     INCOME/           OPTIONS      INVESTMENT
                                                OF YEAR      (LOSS)          AND FUTURES    OPERATIONS
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
   Years Ended Dec. 31,
      2002                                     $   10.32   $      .41 (A)     $    .38       $    .79
      2001                                         10.26          .53 (A)          .06            .59
      2000                                          9.92          .62 (A)          .33            .95
      1999                                         10.51          .54 (A)         (.59)          (.05)
      1998                                         10.40          .56 (A)          .11            .67

INVESTMENT GRADE INCOME PORTFOLIO
   Years Ended Dec. 31,
      2002                                     $   10.10   $      .54 (B)     $    .32       $    .86
      2001                                          9.97          .60 (B)          .14            .74
      2000                                          9.78          .67 (B)          .19            .86
      1999                                         10.52          .61 (B)         (.71)          (.10)
      1998                                         10.59          .60 (B)          .12            .72

HIGH YIELD PORTFOLIO
   Years Ended Dec. 31,
      2002                                     $    9.22   $      .77         $  (1.26)      $   (.49)
      2001                                         10.18          .94             (.94)            --
      2000                                         14.97         1.32            (3.45)         (2.13)
      1999                                         14.72         1.01              .29           1.30
      1998                                         16.29         1.32            (1.56)          (.24)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
   Years Ended Dec. 31,
      2002                                     $    1.00   $      .01              Nil       $    .01
      2001                                          1.00          .04              Nil            .04
      2000                                          1.00          .06              Nil            .06
      1999                                          1.00          .04              Nil            .04
      1998                                          1.00          .05             (Nil)           .05

                                                                DISTRIBUTIONS
                                               ---------------------------------------------------
                                                                         FROM NET                   NET ASSET
                                                FROM NET                 REALIZED                     VALUE,
                                               INVESTMENT   TAX RETURN    GAIN ON        TOTAL       END OF
                                                 INCOME     OF CAPITAL  INVESTMENTS  DISTRIBUTIONS    YEAR
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
   Years Ended Dec. 31,
      2002                                      $  (.41)      $   --      $    --       $ (.41)      $ 10.70
      2001                                         (.53)          --           --         (.53)        10.32
      2000                                         (.61)          --           --         (.61)        10.26
      1999                                         (.54)          --           --         (.54)         9.92
      1998                                         (.55)        (.01)          --         (.56)        10.51

INVESTMENT GRADE INCOME PORTFOLIO
   Years Ended Dec. 31,
      2002                                      $  (.54)      $   --      $    --       $ (.54)      $ 10.42
      2001                                         (.61)          --           --         (.61)        10.10
      2000                                         (.67)          --           --         (.67)         9.97
      1999                                         (.61)          --         (.03)        (.64)         9.78
      1998                                         (.60)          --         (.19)        (.79)        10.52

HIGH YIELD PORTFOLIO
   Years Ended Dec. 31,
      2002                                      $  (.77)      $   --      $    --       $ (.77)      $  7.96
      2001                                         (.96)          --           --         (.96)         9.22
      2000                                        (1.27)          --        (1.39)       (2.66)        10.18
      1999                                        (1.05)          --           --        (1.05)        14.97
      1998                                        (1.32)          --         (.01)       (1.33)        14.72

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
   Years Ended Dec. 31,
       2002                                     $  (.01)      $   --      $    --       $ (.01)      $  1.00
       2001                                        (.04)          --           --         (.04)         1.00
       2000                                        (.06)          --           --         (.06)         1.00
       1999                                        (.04)          --           --         (.04)         1.00
       1998                                        (.05)          --           --         (.05)         1.00

                                                                      RATIOS/SUPPLEMENTAL DATA
                                                -------------------------------------------------------------------
                                                                               NET
                                                            EXPENSES       INVESTMENT                  NET ASSETS,
                                                           TO AVERAGE     INCOME/(LOSS)   PORTFOLIO      END OF
                                                  TOTAL        NET         TO AVERAGE     TURNOVER        YEAR
                                                 RETURN      ASSETS        NET ASSETS       RATE     (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
   Years Ended Dec. 31,
      2002                                        7.79%        1.00% (A)      3.85% (A)      204%     $   379,793
      2001                                        5.83%        1.00% (A)      5.08% (A)      535%         300,597
      2000                                        9.95%        1.00% (A)      6.14% (A)      248%         272,668
      1999                                        (.48)%       1.00% (A)      5.28% (A)      979%         298,207
      1998                                        6.56%        1.00% (A)      5.30% (A)      356%         352,729

INVESTMENT GRADE INCOME PORTFOLIO
   Years Ended Dec. 31,
      2002                                        8.82%        1.00% (B)      5.32% (B)      131%     $   334,763
      2001                                        7.52%        1.00% (B)      5.90% (B)      131%         255,298
      2000                                        9.16%        1.00% (B)      6.82% (B)       94%         194,987
      1999                                        (.91)%       1.00% (B)      6.08% (B)      145%         183,615
      1998                                        6.99%        1.00% (B)      5.68% (B)      279%         169,129

HIGH YIELD PORTFOLIO
   Years Ended Dec. 31,
      2002                                       (5.28)%       1.36%          9.06%           97%     $   162,175
      2001                                        (.13)%       1.51%          9.59%          130%         199,214
      2000                                      (16.43)%       1.51%          9.98%           45%         217,769
      1999                                        8.82%        1.31%          6.51%           83%         375,099
      1998                                       (1.79) (C)    1.30%          8.17%          107%         433,947

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
   Years Ended Dec. 31,
      2002                                        1.13%         .72%          1.11%           --      $   541,873
      2001                                        3.57%         .71%          3.46%           --          501,070
      2000                                        5.66%         .73%          5.53%           --          426,988
      1999                                        4.44%         .73%          4.34%           --          379,994
      1998                                        4.83%         .75%          4.73%           --          389,466

(A) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.00% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.19%; 2001, 1.17%; 2000, 1.19%; 1999, 1.19%; and 1998, 1.20%.

(B) Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of 1.00% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 1.30%; 2001, 1.27%; 2000, 1.31%; 1999, 1.31%; and 1998, 1.35%.

(C) Legg Mason Fund Adviser, Inc. has determined that the prices for several bonds in the portfolio were incorrect during the period from January 3, 1995 through December 11, 1998. Had correct prices for these bonds been used during this period, the total return as of December 31, 1998 would have been 0.54%.

LEGG MASON INCOME TRUST, INC.

The following additional information about the funds is available upon request and without charge:


STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.


ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each bond fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:
-    call toll-free 1-800-822-5544
-    visit us on the Internet via www.leggmasonfunds.com
-    write to us at:   Legg Mason Funds Investor Services
                       100 Light Street, P.O. Box 17023
                       Baltimore, Maryland 21297-0356

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-025                                                 SEC File Number 811-5029

LEGG MASON INCOME TRUST, INC.

INSTITUTIONAL CLASS SHARES

Legg Mason U.S. Government Intermediate-Term Portfolio
Legg Mason Investment Grade Income Portfolio
Legg Mason High Yield Portfolio

                         INSTITUTIONAL CLASS PROSPECTUS

                                   May 1, 2003

                                      logo

As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

ABOUT THE FUNDS:

 1    Investment objectives and policies

 4    Principal risks

 7    Performance

10    Fees and expenses of the funds

11    Management

ABOUT YOUR INVESTMENT:

13    How to invest

16    How to sell your shares

18    Account policies

19    Services for investors

20    Distributions and taxes

21    Financial highlights

INVESTMENT OBJECTIVES AND POLICIES

This prospectus describes three series of Legg Mason Income Trust, Inc. ("Income Trust"), Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason High Yield Portfolio ("High Yield").

Western Asset Management Company ("Western Asset" or "Adviser") is the funds' investment adviser. Western Asset's approach in managing these three funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Western Asset's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. Each fund is managed in accordance with the investment objective and policies described below.

U. S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

INVESTMENT OBJECTIVE: high current income consistent with prudent investment risk and liquidity needs.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests, under normal circumstances, at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements secured by such securities. Investments in mortgage-related securities issued by governmental or government-related entities are included in the 80% limitation.

The balance of the fund, up to 20% of its net assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities judged by the Adviser to be of comparable quality to a rated security.

Although it can invest in securities of any maturity, the fund expects to maintain a dollar-weighted average maturity of between three and ten years.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type coupon and maturity) security at an agreed upon future time. When engaging in such transactions, the fund will "cover" the future obligations by segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

INVESTMENT GRADE INCOME PORTFOLIO

INVESTMENT OBJECTIVE: high level of current income through investment in a diversified portfolio of debt securities.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in fixed-income securities that the Adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it normally expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 80% of its net assets in the following types of investment grade fixed-income securities:

     - debt securities that are rated at the time of purchase within the four highest grades assigned by a NRSRO, or unrated securities judged by the Adviser to be of comparable quality;

     - securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

     - commercial paper and other money market instruments that are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment or, if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities with the ratings noted above; bank certificates of deposit; and bankers' acceptances; and

     - preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 20% of its net assets, may be invested in:

     - debt securities of issuers that are rated at the time of purchase below Moody's and S&P's four highest grades, commonly known as "junk bonds," but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and

     - securities that may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

The fund may invest in U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations, and fixed-income securities of non-governmental domestic or foreign issuers consistent with the credit quality guidelines described above. Securities purchased by the fund may be privately placed.

The fund may also engage in reverse repurchase agreements and dollar rolls with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type coupon and maturity) security at an agreed upon future time. When engaging in such transactions, the fund will "cover" the future obligations by segregating an amount of cash or liquid portfolio securities at least equal in value to such obligations. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVES: high current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests, under normal circumstances, at least 80% of its net assets in high yield, fixed-income securities, including those commonly known as "junk bonds." Such securities include, but are not limited to: foreign and domestic debt securities of corporations and other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. The fund can invest in securities of any maturity and may change its average maturity based on the adviser's outlook for the market.

The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The remaining assets may also be invested in fixed-income securities rated BBB or above by S&P or Baa or above by Moody's, securities comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality to a rated security.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A. The fund may not invest more than 15% of its net assets in illiquid securities.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

Each fund's investment objective is non-fundamental and may be changed by Income Trust's Board of Directors without shareholder approval.

[ICON] PRINCIPAL RISKS

IN GENERAL:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the NRSROs to be speculative and may involve major risk of exposure to adverse conditions.

High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Therefore, High Yield is subject to credit risk to a greater extent than the other funds.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least some risk of default on these securities.

CALL RISK:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

SPECIAL RISKS OF HIGH YIELD SECURITIES:

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher-rated securities. These securities may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of High Yield. Investment Grade can invest in these securities to a limited extent.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on a fund's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

LEVERAGING RISK:

A fund's use of reverse repurchase agreements and dollar rolls has a leveraging effect on the fund, because the fund will be subject both to fluctuations in the value of the security it is committed to purchase in the future and fluctuations in the value of the security purchased with proceeds from the current sale. To limit the amount of such leverage, the fund will segregate liquid assets at least equal in value to the fund's obligations under such transactions.

DERIVATIVES RISK:

A fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Although the Adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a fund. A fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a fund .

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

OTHER PRINCIPAL RISKS:

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in currency exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. These risks are heightened when investing in emerging market securities.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments.

Investment in securities denominated in foreign currencies may involve currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The investment strategies employed by the funds often involve high turnover rates. This results in higher trading costs and could cause higher levels of realized capital gains.

[ICON] PERFORMANCE

The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annul returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

GOVERNMENT INTERMEDIATE - INSTITUTIONAL CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

      1995            1996           1997            1998            1999           2000         2001         2002
   ---------        --------       --------        ---------      ---------      ----------   ----------   ----------
     14.43%           5.09%          7.47%           7.14%          0.04%          10.64%        6.29%       8.35%

                      DURING THE PAST EIGHT CALENDAR YEARS:

                                                     QUARTER ENDED                          TOTAL RETURN
                                                    ---------------                        --------------
BEST QUARTER:                                        June 30, 1995                              4.90%

WORST QUARTER:                                       June 30, 1999                             (1.01)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

     GOVERNMENT INTERMEDIATE-INSTITUTIONAL               1 YEAR            5 YEARS           LIFE OF CLASS
     CLASS
     -----------------------------------------------  ------------      ------------       -----------------
     Return Before Taxes                                  8.35%             6.43%               7.35%(a)

     Return After Taxes on Distributions                  6.53%             4.09%               4.88%(a)

     Return After Taxes on Distributions and Sale
     of Fund Shares                                       5.08%             3.96%               4.68%(a)

     Lehman Brothers Intermediate Government
     Index (Reflects no deduction for fees,
     expenses, or taxes) (c)                              9.64%             7.44%               7.85%(b)

     Lehman Intermediate Government/ Credit Bond
     Index (Reflects no deduction for fees,
     expenses, or taxes) (d)                             11.04%             7.62%               8.66%(b)

(a)  December 1, 1994 (commencement of operations) to December 31, 2002.
(b)  November 30, 1994 to December 31, 2002.
(c) The Lehman Brothers Intermediate Government Index is a total return index consisting of investment grade corporate debt issues as well as U.S. government securities. The debt issues all maintain maturities within a range of 1 to 10 years.
(d) The Lehman Brothers Intermediate Government/Credit Bond Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of fixed rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and corporations whose debt is guaranteed by the U.S. Government and have at least $100 million par amount outstanding and at least one year to maturity.

The fund changed its comparative index from the Lehman Intermediate Government/Credit Bond Index to the Lehman Brothers Intermediate Government Index because the Lehman Brothers Intermediate Government Index is more representative of the type of securities in which the fund invests.

INVESTMENT GRADE - INSTITUTIONAL CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

         1996         1997           1998             1999            2000            2001            2002
      ----------  ----------     -----------      ----------       ----------      ----------      ----------
        4.88%        10.95%          7.57%          (0.33)%           9.63%           8.16%          9.38%

                      DURING THE PAST SEVEN CALENDAR YEARS:

                                                     QUARTER ENDED                          TOTAL RETURN
                                                   -----------------                       --------------
Best quarter:                                        June 30, 1997                              4.18%

Worst quarter:                                      March 31, 1996                             (1.41)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

INVESTMENT GRADE-INSTITUTIONAL CLASS                   1 YEAR               5 YEAR              LIFE OF CLASS
-----------------------------------------------       --------             --------            ----------------
Return Before Taxes                                     9.38%                6.82%                7.29%(a)

Return After Taxes on Distributions                     6.94%                4.00%                4.45%(a)

Return After Taxes on Distributions and Sale
of Fund Shares                                          5.67%                4.03%                4.40%(a)

Lehman Brothers Credit Bond Index (reflects no
deduction for fees, expenses or taxes) (c)             10.14%                7.50%                7.21%(b)

Lehman Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes) (d)             10.25%                7.55%                7.51%(b)

(a)  December 1, 1995 (commencement of operations) to December 31, 2002.
(b)  November 30, 1995 to December 31, 2002.
(c) The Lehman Brothers Credit Bond Index includes all publicly issued, fixed rate, non-convertible, investment grade, domestic corporate debt. It also includes Yankee bonds, which are dollar-denominated, SEC-registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, and international agencies.
(d) The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of certain fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to maturity.

The fund changed its comparative index from the Lehman Aggregate Bond Index to the Lehman Credit Bond Index because the Lehman Credit Bond Index is more representative of the types of securities in which the fund invests.

HIGH YIELD - INSTITUTIONAL CLASS SHARES

    YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES):

                      2000            2001          2002
                 -------------   -------------  ------------
                    (15.99)%        (0.06)%       (5.00)%

                      DURING THE PAST THREE CALENDAR YEARS:

                                                     QUARTER ENDED               TOTAL RETURN
                                                  -------------------           ---------------
                   BEST QUARTER:                   December 31, 2002                 6.83%

                   WORST QUARTER:                  December 31, 2000               (10.22)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

   HIGH YIELD - INSTITUTIONAL CLASS                             1 YEAR                   LIFE OF CLASS
   -----------------------------------------------------       --------                -----------------
   Return Before Taxes                                          (5.00)%                   (4.44)%(a)

   Return After Taxes on Distributions                          (8.36)%                   (8.64)%(a)

   Return  After Taxes on  Distributions  and Sale of
   Fund Shares                                                  (3.07)%                   (5.20)%(a)

   Lehman High Yield  Index  (reflects  no  deduction
   for fees, expenses or taxes)(c)                              (1.41)%                   (0.38)%(b)

(a) May 5, 1998 (commencement of operations) to December 31, 2002. However, for the period January 29, 1999 through March 7, 1999, there were no assets in the Institutional Class of the fund.

(b)  April 30, 1998 to December 31, 2002.

(c) The Lehman High Yield Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the Securities and Exchange Commission.

                                      *****

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[ICON] FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                   GOVERNMENT
                                  INTERMEDIATE          INVESTMENT GRADE             HIGH YIELD
                                ---------------       --------------------         --------------
     Management Fees                 0.55%(a)               0.60%(a)                    0.65%

     Other Expenses                  0.12%                  0.18%                       0.17%

     Total Annual Fund
     Operating Expenses              0.67%                  0.78%                       0.82%

     (a) Legg Mason Fund Adviser, Inc., as manager, has voluntarily agreed to waive fees so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed 0.50% of average daily net assets attributable to Institutional Class shares during any month for Government Intermediate and for Investment Grade. Each waiver will remain in effect until the earlier of April 30, 2004, or when a fund's assets reach $500 million. These waivers can be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 2002, were 0.36% and 0.48% for Government Intermediate and 0.30% and 0.48% for Investment Grade.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                1 YEAR           3 YEARS          5 YEARS         10 YEARS
                               --------         ---------         -------         ---------
           GOVERNMENT
           INTERMEDIATE        $    68          $     214         $  373          $    835

           INVESTMENT GRADE    $    80          $     249         $  433          $    966

           HIGH YIELD          $    84          $     262         $  455          $  1,014

[ICON] MANAGEMENT

MANAGEMENT AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the funds. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset, 117 East Colorado Boulevard, Pasadena, California 91105. As Adviser, Western Asset is responsible for the investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $97 billion as of December 31, 2002. An investment committee is responsible for the day-to-day management of each fund.

For its services during the fiscal year ended December 31, 2002, each fund paid LMFA the following percentage of its average daily net assets:

                 U.S. GOVERNMENT INTERMEDIATE             0.36%

                 INVESTMENT GRADE                         0.30%

                 HIGH YIELD                               0.65%

For its services during the fiscal year ended December 31, 2002, LMFA paid Western Asset a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows:

           U.S. GOVERNMENT INTERMEDIATE             0.20%, not to exceed the fee paid to LMFA
                                                    (after any fee waivers)

           INVESTMENT GRADE                         0.12%, or 40% of the fee received by LMFA

           HIGH YIELD                               0.50%, or 77% of the fee received by LMFA

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares under separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses for offering fund shares, including compensation to financial advisers, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Legg Mason and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class shares and shareholder servicing.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] HOW TO INVEST

Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Institutional Class shares are also offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers of such institutional clients ("Customers").

Customers of institutional clients may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution.

Prior to or concurrent with the initial purchase of Institutional Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutional clients may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day they were received by the financial intermediary. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Institutional Class shares can be made by wiring federal funds to State Street Bank and Trust Company, the funds' custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]

Legg Mason [Insert name of fund]

[Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value.

(See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (I.E., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, each fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. A fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of a fund may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular fund are available for sale in their state of residence. Shares of a fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the funds may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Each fund offers two classes of shares: Primary Class shares and Institutional Class shares. Each class is subject to different expenses and a different sales charge structure. Primary class shares are offered through a separate prospectus.

ACCOUNT REGISTRATION CHANGES:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

[icon] HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Customers of institutional clients may redeem only in accordance with instructions and limitations pertaining to their account at the institution.

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or Internet order.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, each fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the fund involved could be adversely affected by immediate payment. Each fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to ten days from the purchase date in order to allow for the check to clear.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

     - Remitting redemption proceeds to any person, address or bank account not on record.
     - Making changes to the account registration after the account has been opened.
     - Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per Institutional Class share is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Institutional Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.

EXCHANGE PRIVILEGE:

Institutional Class shares of a fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for Institutional Class shares of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence, the investor meets the eligibility criteria and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction will be subject to tax.

Each fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

- terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer the Institutional Class shares of all Legg Mason Funds for exchange.

[icon] DISTRIBUTIONS AND TAXES

Government Intermediate and Investment Grade declare any dividends from their net investment income daily and pay them monthly. High Yield declares and pays any such dividends monthly.

Each fund declares and pays dividends from the excess of net short-term capital gain over net long-term capital loss and distributes substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions, annually in December. A second distribution may be necessary in some years to avoid imposition of federal excise tax. There is no assurance that a fund will realize any capital gain in a given year.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, in the case of High Yield, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

High Yield's dividend and interest income on, and gains it realizes from disposition of foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Your dividends and other distributions will be automatically reinvested in additional Institutional Class shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify Legg Mason Institutional Funds at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also is required to withhold the same percentage of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-888-425-6432.

                                                           INVESTMENT OPERATIONS                           DISTRIBUTIONS
                                            -------------------------------------------------- -------------------------------------
                                                                     NET REALIZED
                                                                    AND UNREALIZED
                                             NET ASSET      NET       GAIN/(LOSS)      TOTAL                             FROM NET
                                              VALUE,    INVESTMENT   INVESTMENTS,      FROM      FROM NET                REALIZED
                                             BEGINNING    INCOME/      OPTIONS      INVESTMENT  INVESTMENT  TAX RETURN    GAIN ON
                                              OF YEAR     (LOSS)     AND FUTURES    OPERATIONS    INCOME    OF CAPITAL  INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
  Years Ended Dec. 31,
     2002                                    $   10.32   $  .46(A)    $    .38        $   .84    $  (.46)      $   --      $   --
     2001                                        10.27      .58(A)         .05            .63       (.58)          --          --
     2000                                         9.92      .67(A)         .35           1.02       (.67)          --          --
     1999                                        10.51      .59(A)        (.59)            --       (.59)          --          --
     1998                                        10.40      .61(A)         .11            .72       (.60)        (.01)         --

INVESTMENT GRADE INCOME PORTFOLIO
  Years Ended Dec. 31,
     2002                                    $   10.11   $  .59(B)    $    .31        $   .90 $     (.58)      $   --      $   --
     2001                                         9.97      .66(B)         .14            .80       (.66)          --          --
     2000                                         9.79      .71(B)         .19            .90       (.72)          --          --
     1999                                        10.52      .66(B)        (.70)          (.04)      (.66)          --        (.03)
     1998                                        10.59      .66(B)         .12            .78       (.66)          --        (.19)

HIGH YIELD PORTFOLIO
  Years Ended Dec. 31,
     2002                                    $    9.20   $  .78       $  (1.24)       $  (.46) $    (.78)      $   --      $   --
     2001                                        10.18     1.01          (1.00)           .01       (.99)          --          --
     2000                                        14.97     1.41          (3.47)         (2.06)     (1.34)          --       (1.39)
  Period From Mar. 8 to Dec. 31,
     1999                                        15.98      .89           (.92)          (.03)      (.98)          --          --
  Period Ended Jan. 28,
     1999                                        14.67      .08            .72            .80       (.04)          --          --
  Period Ended Dec. 31,
     1998(D)                                     16.85      .86          (1.98)         (1.12)     (1.05)          --        (.01)

                                                    DISTRIBUTIONS                          RATIOS/SUPPLEMENTAL DATA
                                               ---------------------- --------------------------------------------------------------
                                                                                                   NET
                                                            NET ASSET               EXPENSES    INVESTMENT              NET ASSETS,
                                                              VALUE,               TO AVERAGE  INCOME(LOSS) PORTFOLIO     END OF
                                                  TOTAL      END OF       TOTAL       NET       TO AVERAGE   TURNOVER      YEAR
                                              DISTRIBUTIONS   YEAR       RETURN     ASSETS      NET ASSETS    RATE    (IN THOUSANDS)
                                              ----------------------- -------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
   Years Ended Dec. 31,
     2002                                      $   (.46)    $  10.70       8.35%       .48%(A)   4.38%(A)     204%     $  9,485
     2001                                          (.58)       10.32       6.30%       .46%(A)   5.63%(A)     535%        7,221
     2000                                          (.67)       10.27      10.64%       .46%(A)   6.66%(A)     248%        6,723
     1999                                          (.59)        9.92        .04%       .47%(A)   5.84%(A)     979%        9,076
     1998                                          (.61)       10.51       7.16%       .46%(A)   5.85%(A)     356%        7,340

INVESTMENT GRADE INCOME PORTFOLIO
   Years Ended Dec. 31,
     2002                                      $   (.58)    $  10.43       9.38%       .48%(B)   5.85%(B)     131%     $  2,836
     2001                                          (.66)       10.11       8.16%       .47%(B)   6.50%(B)     131%        1,424
     2000                                          (.72)        9.97       9.63%       .48%(B)   7.32%(B)      94%          839
     1999                                          (.69)        9.79       (.33)%      .46%(B)   6.59%(B)     145%          238
     1998                                          (.85)       10.52       7.57%       .45%(B)   6.24%(B)     279%          255

HIGH YIELD PORTFOLIO
   Years Ended Dec. 31,
     2002                                      $   (.78)    $   7.96      (5.00)%      .82%      9.63%         97%     $  2,704
     2001                                          (.99)        9.20       (.06)%      .97%     10.20%        130%        1,331
     2000                                         (2.73)       10.18     (15.99)%     1.03%     10.98%         45%          673
   Period From Mar. 8 to Dec. 31,
     1999                                          (.98)       14.97       (.20)%      .82%(C)   7.19%(C)      78%(C)       673
   Period Ended Jan. 28,
     1999                                          (.04)       15.43       5.47%(E)    .81%(C)   7.17%(C)     116%(C)         0
   Period Ended Dec. 31,
     1998(D)                                      (1.06)       14.67      (6.91)(E)    .79%(C)   8.68%(C)     107%(C)        65

(A) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 0.67%; 2001, 0.63%; 2000, 0.65%; 1999, 0.66%; and 1998, 0.65%.

(B) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 0.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 0.78%; 2001, 0.74%; 2000, 0.79%; 1999, 0.77%; and 1998, 0.80%.

(C)  Annualized.

(D)  For the period May 5, 1998 (commencement of operations) to December 31,
     1998.

(E)  Not Annualized.

LEGG MASON INCOME TRUST, INC.

The following additional information about the funds is available upon request and without charge:


STATEMENT OF ADDITIONAL INFORMATION (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.


ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:
-    call toll-free 1-888-425-6432
-    visit us on the Internet via www.lminstitutionalfunds.com
-    write to us at:       Legg Mason Institutional Funds
                           100 Light Street, P.O. Box 17635
                           Baltimore, MD 21297-1635

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                    SEC File Number 811-5029